Exhibit 99.5

EXHIBIT D to

Business Combination Agreement

SHAREHOLDER SUPPORT AGREEMENT

THIS SHAREHOLDER SUPPORT AGREEMENT (the “Agreement”) is made and entered into on September 1, 2015 (the “Agreement Date”), by and among (i) HW GLOBAL, INC., a Delaware corporation (“Holdco”), (ii) the Securityholder (as defined hereafter) of Valtech Cardio, Ltd., a private company incorporated under the laws of Israel (the “Company”), listed on Exhibit A attached hereto (the “Shareholder”), and (iii) VALOR SHAREHOLDER REPRESENTATIVE, LLC, a Delaware limited liability company, acting solely in its capacity as the “Shareholder Representative” appointed in Section 3.3 hereof.

Recitals

WHEREAS, the Shareholder currently owns, beneficially and of record, (i) at least [    ]% of the outstanding Series A, B, C, and D Shares, on an as-converted to Ordinary Shares basis, and (ii) at least [    ]% of the outstanding Ordinary Shares and Preferred Shares on an as-converted to Ordinary Shares basis;

WHEREAS, Holdco, the Company, HeartWare International, Inc., a Delaware corporation (“HW”), HW Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Holdco, Valor Merger Sub Ltd., a private company incorporated under the laws of Israel and a direct wholly-owned subsidiary of Holdco (“ISR Merger Sub”), and the Shareholder Representative as shareholders’ representative designated therein, have entered into that certain Business Combination Agreement, dated as of the date hereof (the “Business Combination Agreement”), pursuant to which, among other things, ISR Merger Sub will merge with and into Valor (the “ISR Merger”) upon the terms and subject to the conditions set forth in the Business Combination Agreement.

WHEREAS, in order to induce Holdco to consummate the transactions contemplated by the Business Combination Agreement, which transactions the Shareholder believes to be in the best interests of the Company and from which the Shareholder believes it, he or she will derive substantial benefit through their ownership interest in the Company, the Shareholder desires to assume the obligation to provide Holdco with certain support relating to the Business Combination Agreement, including voting in favor of the ISR Merger contemplated thereby, on the terms and subject to the conditions set forth herein;

WHEREAS, Holdco would be unwilling to enter into the Business Combination Agreement and consummate the transactions contemplated by the Business Combination Agreement and Holdco would be unwilling to assume certain of its obligations thereunder, but for the assumption by the Shareholder of its obligations hereunder; and

WHEREAS, the parties also wish to set forth certain other terms regarding Holdco’s relationship with the Shareholder.

Agreement

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the parties agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein have the meanings set forth in the Business Combination Agreement unless otherwise indicated. As used herein the following terms have the following respective meanings:

“Affiliate” shall mean, with respect to any person, any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person. Until the consummation of the ISR Merger, the Company shall not be deemed for any purposes of this Agreement to be an Affiliate of Holdco or any of Holdco’s Affiliates.

“business day” (whether such term is capitalized or not) shall mean any day other than Saturday, Sunday or a legal holiday that banks located in Boston, Massachusetts and Tel Aviv, Israel are open for business.

“Company Charter” means the Amended and Restated Articles of Association of the Company dated August 16, 2015.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“fully-diluted basis” means, with respect to the number of Ordinary Shares deemed to be outstanding as of a particular time, the sum of (a) the aggregate number of Ordinary Shares issued and outstanding at such time, (b) the maximum number of Ordinary Shares issuable at such time upon the exercise of unexercised options, warrants or rights to acquire Ordinary Shares issued and outstanding at such time (whether or not fully vested), and upon the conversion of all convertible debt instruments outstanding at such time (excluding under this clause (b) any Preferred Shares), and (c) the maximum number of Ordinary Shares issuable at such time upon the conversion of the outstanding Preferred Shares, including any Preferred Shares issuable upon exercise of the options, warrants and other rights described in clause (b) above.

“Ordinary Shares” shall means the ordinary shares, par value NIS 0.01, of the Company.

“Owned Securities” shall mean all Securities (including all options, warrants and other contingent securities, and together with all shares into which such shares and other Securities are convertible or for which such shares are exchangeable) which are owned of record or beneficially by the Shareholder at any time.

“Preferred Shares” shall mean all shares the Company, other than ordinary shares, including the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series D-1 Preferred Shares, Series D-2 Preferred Shares, Series D-3 Preferred Shares, Series D-4 Preferred Shares, Series D-5 Preferred Shares and Series S Preferred Shares, each par value NIS 0.01 and as designated in the Company Charter.

“person” shall mean an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Related Agreements” shall mean the Business Combination Agreement and the Shareholders Voting Agreement (as defined in the Business Combination Agreement).

“Securities” shall mean all Ordinary Shares and Preferred Shares, all outstanding options, warrants, convertible notes, rights of conversion and other rights to acquire capital stock of the Company, and all shares issuable upon exercise or conversion of the Preferred Shares, options, warrants, convertible notes, rights of conversion and other rights to acquire shares of the Company, outstanding from time to time, whether or not then vested, exercisable or convertible.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securityholder” shall mean a holder of Securities, other than Holdco.

“Series A, B, C, and D Shares” means the issued and outstanding Preferred A Shares, Preferred B Shares, Preferred C Shares, Preferred D Shares, Preferred D-1 Shares, Preferred D-2 Shares, Preferred D-3 Shares, Preferred D-4 Shares and Preferred D-5 Shares (voting as a single class on an as converted basis), each as defined in the Company Charter.

“Subsidiary” or “Subsidiaries” (whether or not capitalized) of any person (or of the Company, if no such person is specified) means any corporation, partnership, limited liability company, association, trust, joint venture or other legal entity of which such person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the shares or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

The following table sets forth certain other defined terms and the section of this Agreement in which the meaning of each such term appears:

Section
Agreement	Preamble
Agreement Date	Preamble
Business Combination Agreement	Preamble
Company	Preamble
Company’s Counsel	6.8
ISR Merger Sub	Preamble
Holdco	Preamble
Shareholder	Preamble
Shareholder Representative	Preamble

2. Representations and Warranties of the Shareholder. The Shareholder hereby severally and not jointly represents and warrants to Holdco, as follows:

2.1 Due Organization. The Shareholder, if not an individual, is duly organized, validly existing and in good standing, as applicable, under the laws of the jurisdiction of its organization.

2.2 Power; Due Authorization; Binding Agreement. The Shareholder has full legal capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby by the Shareholder, have been duly and validly authorized by all necessary action on the part of the Shareholder, and no other proceedings on the part of the Shareholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and to general principles of equity.

2.3 Ownership of Securities. On the date hereof, the Owned Securities set forth opposite s the Shareholder’s name on Exhibit A attached hereto are owned of record or beneficially by the Shareholder and constitute all of the Securities owned of record or beneficially by the Shareholder. As of the date hereof, the Shareholder has sole voting power (to the extent such Owned Securities confer such powers) and sole dispositive power (to the extent such Owned Securities are transferable) with respect to all of such Owned Securities owned by the Shareholder. All of such Owned Securities held by the Shareholder are free and clear of all liens, pledges, charges or security interests of any kind or nature.

2.4 No Conflicts. The execution and delivery of this Agreement by the Shareholder does not, and the performance of the terms of this Agreement by the Shareholder will not, (a) require the Shareholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) if the Shareholder is not an individual, conflict with or violate the organizational documents of the Shareholder, (c) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on the Shareholder or its properties and assets, (d) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Shareholder or by which any property or asset of the Shareholder is bound, or (e) to the knowledge of the Shareholder, violate any other agreement to which the Shareholder is a party, including, without limitation, any voting agreement, shareholders agreement, irrevocable proxy or voting trust; other than, in each case under the foregoing Sections 2.4(a) through (e), as would not reasonably be expected to materially impair the ability of the Shareholder to perform its, his or her obligations hereunder or consummate the transactions contemplated hereby.

2.5 Acknowledgments. The Shareholder understands, acknowledges and agrees that:

(a) Holdco is entering into this Agreement and the Business Combination Agreement and is assuming its obligations hereunder and thereunder in reliance upon the Shareholder’s execution and delivery of, and continued compliance with the terms of, this Agreement.

(b) The consideration otherwise payable to the Shareholder under the Business Combination Agreement may be reduced or otherwise recoverable pursuant to (i) the set-off and indemnification rights of Holdco, the Surviving Corporation, and each of their respective directors, officers, employees, representatives and other Affiliates under Article 11 of the Business Combination Agreement and (ii) the provisions of the Escrow Agreement (as defined in the Business Combination Agreement). Without limiting the foregoing, the Shareholder hereby agrees to be bound by the indemnification, set-off and escrow provisions of the Business Combination Agreement and all other provisions of the Business Combination Agreement and the Escrow Agreement as though the Shareholder were a signatory thereto in his, her or its capacity as a Participating Rights Holder thereunder. In addition, the Shareholder acknowledges that any provisions relating to the maximum aggregate liabilities of the parties specified in the Business Combination Agreement do not extend to claims based on fraud and that other than in the case of fraud by the Shareholder, in no event shall the Shareholder have any personal liability above and beyond the Shareholder’s Pro Rata Share of the Escrowed Shares or the Shareholder’s Pro Rata Share of portions of Contingent Payments set-off for Damages recoverable under the Business Combination Agreement.

2.6 Delivery of Certificate. The Shareholder (a) has not taken any action and (b) is not aware of any circumstances, in each case, as of the date hereof, that would prevent the Shareholder from delivering the Certificate referred to in Section 3.7 at the Closing.

3. Certain Covenants of Shareholder.

3.1 Further Assurances. Subject to the terms and conditions set forth in this Agreement, from time to time during the term of this Agreement, the Shareholder will use his, her or its best efforts, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary or reasonably requested by Holdco and consistent with the terms and conditions of this Agreement, to promptly comply with the obligations of the Shareholder set forth in this Agreement.

3.2 Transfer Restrictions. The Shareholder hereby agrees that, during the term of this Agreement, and except as contemplated hereby, or under the Business Combination Agreement, without the prior written consent of Holdco, the Shareholder shall not, (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any Securities, (b) grant any proxies or powers of attorney other than those that may arise pursuant to this Agreement, deposit any Securities into a voting trust or enter into a voting agreement with respect to any Securities other than those that may arise pursuant to this Agreement, (c) take any action that would have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement, or (d) commit or agree to take any of the foregoing actions. Any transfer of Securities not permitted hereby shall be null and void. The Shareholder agrees that any such prohibited transfer may and should be enjoined. If any involuntary transfer of any of the Securities covered hereby shall occur (including, but not limited to, a sale by the Shareholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.

3.3 Shareholder Representative.

(a) Appointment of Shareholder Representative. The Shareholder hereby agrees to the appointment, in accordance with the terms of Section 3.7 of the Business Combination Agreement, of Valor Shareholder Representative LLC, as the Shareholder Representative referenced and defined therein, effective from and after the date hereof in accordance with the terms of this Section 3.3. Holdco shall be entitled to rely, without any investigation or inquiry, on the instructions of the Shareholder Representative.

(b) Authority. The Shareholder Representative shall be authorized to:

(i) take all actions required or permitted by, and exercise all rights granted to, the Shareholder Representative in this Agreement;

(ii) receive all notices or other documents given or to be given to the Shareholder Representative by Holdco pursuant to this Agreement;

(iii) negotiate, undertake, compromise, defend, resolve and settle any suit, proceeding or dispute under this Agreement;

(iv) execute and deliver all agreements, certificates and documents required or deemed appropriate by the Shareholder Representative in connection with any of the transactions contemplated by this Agreement;

(v) engage special counsel, accountants and other advisors and incur such other expenses in connection with any of the transactions contemplated by this Agreement;

(vi) apply any amounts set aside for such reason pursuant to the Business Combination Agreement to the payment of (or reimbursement of the Shareholder Representative for) expenses and liabilities which the Shareholder Representative may incur pursuant to this Agreement; and

(vii) take such other action as the Shareholder Representative may deem appropriate, including:

(A) agreeing to any modification or amendment of this Agreement and executing and delivering an agreement of such modification or amendment;

(B) taking any actions required or permitted under this Agreement; and

(C) all such other matters as the Shareholder Representative may deem necessary or appropriate to carry out the intents and purposes of this Agreement.

(c) Reimbursement of Expenses. The Shareholder hereby agrees to reimburse the Shareholders Representative (in accordance with the Shareholder’s Pro Rata Share), for any and all expenses, charges, losses, claims, damages, fees, costs and liabilities, including attorneys’ fees, fees of other skilled professionals incurred by the Shareholders Representative in the performance or discharge of its rights and obligations under this Agreement and other similar agreements entered into with other Securityholders. The Shareholder acknowledges that the Shareholder Representative may deduct and recover such expenses, charges, losses, claims, damages, fees, costs and liabilities as provided in Section 3.7(c) of the Business Combination Agreement.

(d) Release from Liability; Indemnification; Authority of Shareholder Representative. The Shareholder hereby releases the Shareholder Representative Group from, and the Shareholder agrees to indemnify, defend and hold harmless the Shareholder Representative Group against, liability for any action taken or not taken by him, her or it in (and within the scope of) his, her or its capacity as the Shareholder Representative Group, except for the liability of the Shareholder Representative Group, or any member thereof, to the Shareholder for loss which the Shareholder may suffer from the willful misconduct of the Shareholder Representative Group or such member in carrying out its, his or her duty hereunder. By virtue of its execution of this Agreement, the Shareholder Representative agrees to act as, and to undertake the duties and responsibilities of, an agent and attorney-in-fact for the Shareholder under this Agreement. All actions, decisions and instructions of the Shareholder Representative shall be conclusive and binding upon the Shareholder.

3.4 Agreement Not to Challenge the Business Combination Agreement. The Shareholder hereby agrees and covenants not to (a) challenge the validity, binding nature or enforceability of the Business Combination Agreement, regardless of any theory upon which such challenge is based, or (b) assert any claim that the board of directors or the shareholders of the Company, if applicable, have violated any fiduciary duty owed by them to any person. Notwithstanding the foregoing, this Agreement shall not restrict or prohibit the Shareholder nor any of its Affiliates from exercising or enforcing their rights under the Business Combination Agreement or any other agreement contemplated thereby.

3.5 Voting.

(a) Agreement to Vote. The Shareholder hereby agrees that, at any meeting of the shareholders of the Company, however called, or any adjournment thereof, or in connection with any solicitation of votes of the shareholders of the Company by written consent, the Shareholder shall be present (in person or by proxy) and vote (or cause to be voted), or, within three (3) Business Days of being furnished a form of written consent, execute and deliver such written consent in respect of, all of his, her or its Owned Securities (which are entitled to vote at such meeting or solicitation) (i) in favor of (A) the approval or re-approval of the ISR Merger and the Business Combination Agreement, and (B) waiving any notice that may have been or may be required relating to the ISR Merger or any of the other transactions contemplated by the Business Combination Agreement or this Agreement, and (ii) against (X) any action or agreement that would reasonably be expected to prevent or materially delay the consummation of the ISR Merger or any other transactions contemplated by this Agreement or the Business Combination Agreement, or that would reasonably be expected to be contrary to or inconsistent with, or result in a breach by the Company of, or frustrate the essential purposes of this Agreement or the Business Combination Agreement, (Y) any Acquisition Proposal (as defined in the Business Combination Agreement) with respect to the Company and any action in furtherance of any such Acquisition Proposal, and (Z) any action, proposal, transaction or agreement that, to the knowledge of the Shareholder, would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Shareholder or of the Company under this Agreement or under the Business Combination Agreement. Except as set forth in this Section 3.5(a), nothing in this Agreement shall limit the right of the Shareholder to vote in favor of, against or abstain with respect to any other matter presented to the Company’s shareholders.

(b) Grant of Proxy. The Shareholder hereby appoints Holdco, or any designee of Holdco, for so long as the provisions of this Section 3.5 remain in effect, as the Shareholder’s attorney-in-fact and proxy with full power of substitution, to vote, and otherwise act (by written consent or otherwise) with respect to the Owned Securities of the Shareholder, solely on the matters and in the manner specified in Sections 3.5(a)(i) and 3.5(a)(ii). This proxy shall be valid for the duration of this Agreement.

(c) Proxy Irrevocable. THE PROXIES AND POWERS OF ATTORNEY GRANTED PURSUANT TO THE ABOVE SECTION 3.5(b) ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. The Shareholder hereby revokes all other proxies and powers of attorney on the matters specified in this Section 3.5 with respect to the Owned Securities that the Shareholder may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives and successors of the Shareholder.

3.6 Information for Proxy Statement. The Shareholder hereby authorizes Holdco and HW to publish and disclose, in any press release, proxy statement, filing with the SEC or other Governmental Authority in connection with the Business Combination Agreement or the transactions contemplated thereby, the Shareholder’s identity and ownership of Securities and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement. The Shareholder represents and warrants to Holdco and HW that none of the information relating to the Shareholder and his, her or its Affiliates provided by or on behalf of the Shareholder or his, her or its Affiliates for inclusion in any such filing will, at the time the such filing is made or distributed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7 Certificates. The Shareholder hereby agrees (a) to execute and deliver at the Closing a Certificate in the form of Exhibit B attached hereto to the law firms delivering the legal opinions referred to in Section 9.2(f) and Section 9.3(e) of the Business Combination Agreement and (b) not to take any action inconsistent with such Certificates.

4. Representations and Warranties of Holdco. Holdco hereby represents and warrants to the Shareholder as follows, subject in each case to such exceptions as are specifically contemplated by this Agreement.

4.1 Organization, Good Standing and Qualification. Holdco is a corporation duly organized and validly existing under the laws of the State of Delaware. Holdco has all requisite corporate power and authority to own and operate their respective properties and assets, to execute and deliver this Agreement, and to carry on their businesses as presently conducted and as presently proposed to be conducted.

4.2 Authorization; Binding Obligations. All corporate actions on the part of Holdco and its officers, directors and shareholders necessary for the authorization of this Agreement and the performance of all obligations of Holdco hereunder have been taken prior to the Agreement Date. This Agreement is a valid and binding obligation of Holdco, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

4.3 No Conflicts. The execution and delivery of this Agreement by Holdco does not, and the performance of the terms of this Agreement by Holdco will not, (a) require Holdco to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) conflict with or violate the organizational documents of Holdco, (c) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Holdco or its properties and assets, (d) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Holdco or by which any property or asset of Holdco is bound, or (e) to the knowledge of Holdco, violate any other agreement to which Holdco is a party; other than, in each case under the foregoing Sections 4.3(a) through (e), as would not reasonably be expected to materially impair the ability of Holdco to perform its obligations hereunder or consummate the transactions contemplated hereby.

5. Term and Termination.

5.1 Term. This Agreement shall commence on the Agreement Date and shall continue in full force and effect until the earlier of (a) the termination of the Business Combination Agreement in accordance with the provisions of Section 10.1 thereof, and (b) the closing of the ISR Merger; provided, however, that this Agreement may also be terminated earlier in accordance with the provisions of Section 5.2.

5.2 Termination by Holdco. Holdco may terminate this Agreement, for any reason or no reason, at any time from and after the Agreement Date by written notice to the Shareholder Representative.

5.3 Survival of Certain Terms. The provisions of Sections 3.3, 5 and 6 shall survive the termination of this Agreement for any reason. All other rights and obligations of the parties, other than those rights that shall have then accrued, shall cease upon termination of this Agreement.

5.4 Effect of Termination. The parties acknowledge that upon termination of this Agreement as permitted under, and in accordance with the terms of this Section 5, no party shall have the right to recover any claim with respect to any losses suffered by such party in connection with such termination, except to the extent of a breach of covenants hereunder of another party hereto prior to or contemporaneous with such termination in the event such breach caused the Required Valor Shareholder Vote to be materially delayed or not to be obtained pursuant to the terms of the Business Combination Agreement.

6. Miscellaneous.

6.1 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that state, without reference to conflict of laws principles thereof that would require the application of the Law of any other jurisdiction. EACH OF HOLDCO, THE SHAREHOLDER REPRESENTATIVE AND THE SHAREHOLDER HEREBY IRREVOCABLY SUBMITS, AND WAIVES ANY OBJECTION BASED ON LACK OF VENUE, IMPROPER VENUE, INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION, TO THE EXCLUSIVE JURISDICTION OF THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT DOES NOT TAKE JURISDICTION, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF HOLDCO, THE SHAREHOLDER REPRESENTATIVE AND THE SHAREHOLDER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED EXCLUSIVELY IN THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT DOES NOT TAKE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE SITTING IN THE CITY OF WILMINGTON). EACH OF HOLDCO, THE SHAREHOLDER REPRESENTATIVE AND THE SHAREHOLDER AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF HOLDCO, THE SHAREHOLDER REPRESENTATIVE AND THE SHAREHOLDER IRREVOCABLY CONSENTS TO, AND WAIVES ANY BASIS FOR OBJECTION TO THE SERVICE OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS IN ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ON BEHALF OF ITSELF OR ITS PROPERTY, BY THE PERSONAL DELIVERY OF COPIES OF SUCH PROCESS TO SUCH PARTY. NOTHING IN THIS SECTION 6.1 SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6.2 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

6.3 Assignability and Binding Effect. This Agreement, together with the Related Agreements (as defined in the Business Combination Agreement), constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise without written consent, except that without consent Holdco may assign all or any of its rights and obligations hereunder to any Affiliate of Holdco; provided, that no such assignment to an Affiliate shall relieve the assigning party of its obligations hereunder; provided, that such person assumes Holdco’s obligations under this Agreement, in writing, and agrees to be bound by and comply with all of the terms and conditions hereof.

6.4 Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic mail with a PDF scanned attachment) in one (1) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one (1) and the same agreement.

6.5 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word “include,” “includes,” or “including” appears in this Agreement, it shall be deemed in each instance to be followed by the words “without limitation.”

6.6 Notices. All notices, claims and demands hereunder, and all other communications which are required to be given in writing pursuant to this Agreement, shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by commercial delivery service or by facsimile (received at the facsimile machine to which it is transmitted prior to 5:00 p.m., local time, on a business day for the party to which it is sent, or if received after 5:00 p.m., local time, as of the next business day) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.6) or by email (received at the email address to which it is sent prior to 5:00 p.m., local time, on a business day for the party to which it is sent, or if received after 5:00 p.m., local time, as of the next business day):

If to the Shareholder Representative:

Valor Shareholder Representative, LLC

3 Commonwealth Ave.

Boston, MA 02116

Attention: Lawrence Best

Email: bestlc@comcast.net

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Morgan D. Elwyn; Thomas Mark

E-mail: melwyn@willkie.com; tmark@willkie.com

If to Holdco:

HW Global, Inc.

500 Old Connecticut Path

Framingham, MA 01701

Attention: General Counsel

and if to the Shareholder, to the address set forth opposite the Shareholder’s name on Exhibit A hereto, with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Morgan D. Elwyn; Thomas Mark

E-mail: melwyn@willkie.com; tmark@willkie.com

6.7 Fees and Expenses. All costs and expenses incurred in connection with this Agreement by the Shareholder Representative or the Shareholder shall be paid by the Shareholder. All costs and expenses incurred in connection with this Agreement by Holdco shall be paid by Holdco.

6.8 Legal Counsel. The Shareholder acknowledges that Willkie Farr & Gallagher LLP and Goldfarb Seligman & Co. (collectively, the “Company’s Counsel”) has represented the Company in connection with the Business Combination Agreement and the transactions contemplated thereby. The Shareholder acknowledges and agrees that (a) the Company’s Counsel is not representing the interests of the Shareholder, and the Shareholder is not relying on the Company’s Counsel in determining whether to enter into this Agreement, and (b) the Shareholder has been advised to seek independent counsel, to the extent that the Shareholder deems it appropriate, to protect the Shareholder’s interests in connection herewith.

6.9 Amendments and Waivers. Any term of this Agreement may be waived by the party waiving rights hereunder. Any term of this Agreement may be amended only with the written consent of Holdco and the Shareholder. At any time prior to the Effective Time (as defined in the Business Combination Agreement), Holdco and the Shareholder Representative may agree to (a) extend the time for the performance of any obligation or other act of the other party hereto, (b) waive any inaccuracy in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, or (c) waive compliance by the other, as the case may be, with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

6.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters referred to herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the matters referred to herein are consummated as originally contemplated to the fullest extent possible.

6.11 Specific Enforcement. The parties hereto agree that irreparable damage may occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

6.12 Public Statements or Releases. The Shareholder agrees that, prior to the consummation of the closing of the ISR Merger or the transactions contemplated by this Agreement, it will not, except as required by applicable law, make, issue or release any public announcement or statement regarding the Business Combination Agreement and the transactions contemplated thereby.

6.13 Independent Obligations. The parties hereto each acknowledge and agree that such party’s obligations under this Agreement are separate and distinct from any obligations of such party under the Business Combination Agreement.

6.14 Shareholder Capacity. Notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall restrict, limit or prohibit the Shareholder or any Affiliate thereof from exercising his fiduciary duties in his capacity as a director or officer of the Company or any Subsidiary thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this SHAREHOLDER SUPPORT AGREEMENT as an instrument under seal as of the date first above written.

HW GLOBAL, INC.

By:
Name:
Title:

VALOR SHAREHOLDER REPRESENTATIVE, LLC

By:
Name:
Title:

[Signature Page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this SHAREHOLDER SUPPORT AGREEMENT as an instrument under seal as of the date first above written.

SHAREHOLDER

By:
Name:
Title:

[Signature Page to Shareholder Support Agreement]

Exhibit A

Shareholder

Shareholder[1]	Address	Owned Securities
Amir Gross
Lawrence C. Best
OXO Capital Valve Ventures LLC
NGN Biomed Opportunity II, L.P.
KSA Partners III LLC
IFA PE Fund II, LP
IFA PE Fund II US, LP

[1]	Shareholders to sign separate agreements.

Exhibit B

Form of Certificate

RE: Valor Shareholder Representations

The undersigned Valor shareholder hereby certifies and represents to Latham & Watkins LLP and/or Willkie Farr & Gallagher LLP that the statements and representations made herein are true, correct and complete in all respects at the date hereof. Capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in that certain Business Combination Agreement dated as of September 1, 2015 (the “BCA”).

1.	The undersigned has not entered into any binding commitment to sell, exchange or otherwise dispose of Holdco Common Shares that the undersigned may receive pursuant to the BCA.

2.	The undersigned will not enter into any binding commitment to sell, exchange or otherwise dispose of Holdco Common Shares that the undersigned Valor shareholder may receive pursuant to the CE Mark Contingent Payment, the First-in-Man Contingent Payment, the release of any Holdco Common Shares from the Escrow Account or the Net Sales Contingent Payment, prior to the receipt of such Holdco Common Shares.

3.	The undersigned has no plan or intention to sell, exchange or otherwise dispose of any Holdco Common Shares other than in the open market in a transaction unrelated to the transactions contemplated by the BCA, subject to the terms of the Lock-Up Period contained in that certain Letter of Transmittal and Release attached to the BCA.

4.	The undersigned will receive Holdco Common Shares in the Transactions and has not entered into an agreement or other arrangement (including, without limitation, a voting trust) that controls or restricts the undersigned’s right to vote for directors of Holdco, other than that certain Stockholders Voting Agreement dated as of September 1, 2015 (the “Voting Agreement”).

5.	To the knowledge of the undersigned, taking into account any issuance of additional stock of Holdco, any issuance of stock of Holdco for services, the exercise of any Holdco stock rights, warrants or subscriptions, a public offering of Holdco stock, and the sale, exchange, transfer by gift or other disposition of Holdco stock to be received in the Mergers, the holders of Valor stock and HW stock will own stock representing at least 80% of the total combined voting power of all classes of Holdco stock entitled to vote and at least 80% of the total number of shares of all other classes of Holdco stock.

6.	The undersigned will transfer only Valor Capital Stock to Holdco in exchange for Holdco Common Shares.

7.	None of the Valor Capital Stock transferred by the undersigned to Holdco is subject to any liability.

8.	The undersigned will not retain any rights in the Valor Capital Stock transferred to Holdco following the ISR Merger.

Under penalties of perjury, the undersigned Valor shareholder certifies that the statements and representations made herein are correct to the undersigned Valor shareholder’s knowledge and belief.

By:
Name:
Date: